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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-KA

AMENDED CURRENT REPORT


[X]      Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934.

         Date of earliest event reported         December 29, 1999
                                         ---------------------------------------

COMMISSION FILE NUMBER 1-10244


WEIRTON STEEL CORPORATION
--------------------------------------------------------------------------------
(Exact name of Registrant as specified in its charter)


                 DELAWARE                              06-1075442
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      (State or other jurisdiction of                (IRS employer
       incorporation or organization)               identification #)


400 THREE SPRINGS DRIVE, WEIRTON, WEST VIRGINIA           26062-4989
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(Address of principal executive offices)                  (Zip Code)


(304)-797-2000
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Registrant's telephone number, including area code:
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


This filing amends Weirton Steel Corporation's previous Current Report on Form 8-K filed on January 6, 2000 for event dated December 29, 1999.

Item 2.  Sale of Assets.

On December 29, 1999, Weirton Steel Corporation (the "Company") sold a portion of its interest in MetalSite, L.P. ("MetalSite"), a Delaware limited partnership, and a portion of its interest in MetalSite General Partner, LLC, a Delaware limited liability company and the general partner of MetalSite (the "General Partner"), pursuant to a Securities Purchase Agreement (the "Purchase Agreement") between the Company and Internet Capital Group, Inc., ("ICG") a Delaware corporation. The sale proceeds were $30.0 million in cash and 852,631 shares of common stock of ICG.

Pursuant to the Purchase agreement, the Company sold a Class A limited partnership interest in MetalSite representing a 44.42% interest on a primary basis and a 35.5% interest on a fully diluted basis. The Company also sold a Membership Interest in the General Partner representing a 47.26% interest on a primary basis and a 39.72% interest on a fully diluted basis. The General Partner owns a 1% interest in MetalSite.

In addition, pursuant to the Purchase Agreement, ICG has been granted options to purchase additional interests in MetalSite and the General Partner upon the occurrence of certain events, including completion of an underwritten public offering of equity securities by MetalSite on the terms described in the Purchase Agreement. For a 30 day period commencing upon the expiration of an interim period following such an offering, ICG will have the option to purchase an additional 10% interest in MetalSite (determined on a pre-offering basis) at an average market price based upon the trading prices of MetalSite's equity securities during a ten-day period prior to notice of exercise of such option. Pursuant to this option, MetalSite, at its discretion, can sell shares equivalent to a 10% interest to ICG. If MetalSite decides not to or fails to sell the 10% interest to ICG, then the Company is obligated to sell a portion of its remaining interest to ICG equivalent to a 10% interest in MetalSite.

In the event of a change in control of the Company, ICG will have an option to purchase any or all of the Company's interest in MetalSite and a corresponding portion of the Company's interest in the General Partner.

Pursuant to the Operating Agreement of the General Partner, the Board of Directors will consist of ten voting members. The Company has the right to appoint two directors, ICG has the right to appoint two directors, two directors are appointed jointly by the Company and ICG. The other four voting directors are appointed by the other limited partners of MetalSite. In the event ICG would acquire 50% or more of the Company's remaining interest in MetalSite or ICG would acquire an interest in the General Partner which otherwise exceeds 49.72% on a fully diluted basis, the Company will thereafter have the right to appoint one voting director, ICG will have the right to appoint four voting directors and one voting director would be mutually appointed by the Company and ICG.

The Limited Partnership Agreement of MetalSite and the Operating Agreement of the General Partner contain provisions restricting transfer of interests of MetalSite and the General Partner, respectively, rights of first refusal and other provisions governing the relationship of the partners of MetalSite and the members of the General Partner.

MetalSite operates a secure Web-based market place that acts as a venue for users to exchange news and information, to purchase products and services, to participate in auctions and to establish an electronic marketplace for the metals industry.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Business Acquired

             None



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
         (b) Pro Forma Financial Information

                            WEIRTON STEEL CORPORATION
                    Pro Forma Condensed Financial Statements
                              Basis of Presentation
                                   (Unaudited)

On December 29, 1999, the Company sold a portion of its interest in MetalSite L.P. ("MetalSite"), a Delaware limited partnership, and a portion of its interest MetalSite General Partner, LLC, a Delaware limited liability company and the general partner of MetalSite (the "General Partner"), pursuant to a Security Purchase Agreement between the Company and Internet Capital Group, Inc., ("ICG") a Delaware corporation.

The unaudited pro forma condensed consolidated statements of income for the year ended December 31, 1998 and the nine months ended September 30, 1999 presented herein give effect to the sale of the Company's interest in MetalSite and the General Partner as if it had occurred on January 1, 1998. The gain resulting from the sale and the related impacts on profit sharing and deferred taxes are non-recurring in nature and are therefore excluded from the pro forma adjustments.

An unaudited pro forma condensed consolidated balance sheet is presented as of September 30, 1999. The balance sheet gives effect to the Company's sale of a portion of its interests in MetalSite and the General Partner as though the transaction had occurred on September 30, 1999.

Prior to the sale of its interest, the Company had interest in excess of 50% of both MetalSite and the General Partner. Accordingly, the results of MetalSite and the General Partner had been consolidated with the Company's historical financial statements. The transaction reduced the Company's ownership interest in both MetalSite and the General Partner to less than 50%. The Company retained ownership interests in excess of 20% of both MetalSite and the General Partner. The unaudited pro forma condensed consolidated statements of income reflect (1) the deconsolidation of the results of operations of MetalSite and the General Partner (2) the presentation of the Company's interest in MetalSite and the General Partner under the equity method of accounting and (3) the pro forma reduction of the Company's interest in MetalSite and the General Partner based on the sale of a portion of its interest in MetalSite and the General Partner to ICG.


The unaudited pro forma condensed financial statements have been prepared by the management of the Company and should be read in conjunction with the Company's historical consolidated financial statements as filed in the Company's 1998 Annual Report on Form 10-K and the Company's September 30, 1999 Quarterly Report on Form 10-Q.



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

WEIRTON STEEL CORPORATION
PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)


                                                                               Year ended December 31, 1998
                                                                 ----------------------------------------------------------
                                                                     As reported          Pro-forma            Pro-forma
                                                                      (audited)          adjustments          (unaudited)
                                                                 ----------------------------------------------------------

NET SALES                                                            $ 1,254,796           $     (1)          $ 1,254,795

OPERATING COSTS:
       Cost of sales                                                   1,117,465               (224)            1,117,241
       Selling, general and administrative expense                        39,219             (3,654)               35,565
       Depreciation                                                       60,822               (145)               60,677
       Restructuring charge                                                2,871                 --                 2,871
                                                                     -----------           --------           -----------
             Total operating costs                                     1,220,377             (4,023)            1,216,354
                                                                     -----------           --------           -----------

 INCOME (LOSS) FROM OPERATIONS                                            34,419              4,022                38,441

       Income (loss) from unconsolidated subsidiaries                         34             (2,089)               (2,055)
       Interest expense                                                  (44,338)                --               (44,338)
       Interest income                                                     4,684                 --                 4,684
       ESOP contribution                                                  (2,610)                --                (2,610)
                                                                     -----------           --------           -----------

INCOME (LOSS) BEFORE INCOME TAXES                                         (7,811)             1,933                (5,878)
       Income tax provision (benefit)                                     (1,391)               304                (1,087)
                                                                     -----------           --------           -----------

INCOME (LOSS) BEFORE MINORITY INTEREST                                    (6,420)             1,629                (4,791)
       Minority interest in loss of consolidated subsidiary                  293               (293)                   --
                                                                     -----------           --------           -----------

NET INCOME  (LOSS)                                                   $    (6,127)          $  1,336           $    (4,791)
                                                                     ===========           ========           ===========

PER SHARE DATA:
Weighted average number of common shares:
       Basic                                                              41,924                                   41,924
       Diluted                                                            41,924                                   41,924

EARNINGS PER SHARE
       Basic                                                            $  (0.15)                             $     (0.11)
       Diluted                                                          $  (0.15)                             $     (0.11)

THE ACCOMPANYING NOTES AND DESCRIPTION OF PRO FORMA ADJUSTMENTS ARE AN INTEGRAL
PART OF THESE FINANCIAL STATEMENTS.

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


WEIRTON STEEL CORPORATION
PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)


                                                                          Nine Months Ended September 30, 1999
                                                                    -------------------------------------------------
                                                                                         Pro-forma
                                                                    As reported         adjustments         Pro-forma
                                                                    -----------         -----------         ---------
NET SALES                                                            $ 811,985           $   (567)          $ 811,418

OPERATING COSTS:
       Cost of sales                                                   766,327             (1,981)            764,346
       Selling, general and administrative expense                      29,612             (2,413)             27,199
       Depreciation                                                     43,892               (892)             43,000
                                                                     ---------           --------           ---------
             Total operating costs                                     839,831             (5,286)            834,545
                                                                     ---------           --------           ---------

 INCOME FROM OPERATIONS                                                (27,846)             4,719             (23,127)

       Income (loss) from unconsolidated subsidiaries                     (195)            (1,978)             (2,173)
       Interest expense                                                (33,389)               219             (33,170)
       Interest income                                                   2,080                 (6)              2,074
       ESOP contribution                                                (1,305)                                (1,305)
                                                                     ---------           --------           ---------

INCOME (LOSS) BEFORE INCOME TAXES                                      (60,655)             2,954             (57,701)
       Income tax provision (benefit)                                   (8,953)               298              (8,655)
                                                                     ---------           --------           ---------

INCOME (LOSS) BEFORE MINORITY INTEREST                                 (51,702)             2,656             (49,046)
       Minority interest in loss of consolidated subsidiary                977               (977)                 --
                                                                     ---------           --------           ---------

NET INCOME  (LOSS)                                                   $ (50,725)          $  1,679           $ (49,046)
                                                                     =========           ========           =========

PER SHARE DATA:
Weighted average number of common shares:
       Basic                                                            41,579                                 41,579
       Diluted                                                          41,579                                 41,579

EARNINGS PER SHARE
       Basic                                                          $  (1.22)                             $   (1.18)
       Diluted                                                        $  (1.22)                             $   (1.18)

THE ACCOMPANYING NOTES AND DESCRIPTION OF PRO FORMA ADJUSTMENTS ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


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


WEIRTON STEEL CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except share amount)

                                                                                                  September 30, 1999
                                                                                  ------------------------------------------------
                                                                                                         Pro-forma
                                                                                     As filed           adjustments     Pro-forma
                                                                                  --------------    ------------------------------
ASSETS:
Current assets:
     Cash and equivalents, includes restricted cash of $810                            $ 75,250         $168,921         $244,171
     Receivables, less allowances of $9,871                                             144,178             (341)         143,837
     Inventories                                                                        160,956                           160,956
     Deferred income taxes                                                               41,254                            41,254
     Other current assets                                                                 3,680              (47)           3,633
                                                                                 --------------    -------------   --------------
           Total current assets                                                         425,318          168,533          593,851
                                                                                 --------------    -------------   --------------

Property, plant and equipment, net                                                      549,297           (1,050)         548,247
Investment in unconsolidated subsidiaries                                                 7,743              481            8,224
Deferred income taxes                                                                   120,363          (30,117)          90,246
Other assets and deferred charges                                                        11,418             (590)          10,828
                                                                                 --------------    -------------   --------------
TOTAL ASSETS                                                                        $ 1,114,139        $ 137,257      $ 1,251,396
                                                                                 ==============    =============   ==============

LIABILITIES:
Current liabilities:
     Current portion of long term debt obligations                                     $ 84,044                          $ 84,044
     Other current liabilities                                                          172,375           16,591          188,966
                                                                                 --------------    -------------   --------------
           Total current liabilities                                                    256,419           16,591          273,010

Long term debt obligations                                                              304,881                           304,881
Long term pension obligations                                                            88,948                            88,948
Postretirement benefits other than pensions                                             334,522                           334,522
Other long term liabilities                                                              35,022           (1,444)          33,578
                                                                                 --------------    -------------   --------------
           TOTAL LIABILITIES                                                          1,019,792           15,147        1,034,939
                                                                                 --------------    -------------   --------------

Redeemable Stock                                                                         23,407                            23,407

STOCKHOLDERS' EQUITY
Common stock, $0.01 par value; issued 50,000,000
       authorized; 43,564,156                                                               435                               435
Additional paid-in capital                                                              457,800                           457,800
Retained earnings (deficit)                                                            (379,866)         122,110         (257,756)
Other Stockholders' equity                                                               (7,429)                           (7,429)
                                                                                 --------------    -------------   --------------
     TOTAL STOCKHOLDERS' EQUITY                                                          70,940          122,110          193,050

TOTAL LIABILITIES, REDEEMABLE STOCK
AND STOCKHOLDERS' EQUITY                                                            $ 1,114,139        $ 137,257      $ 1,251,396
                                                                                 ==============    =============   ==============

THE ACCOMPANYING NOTES AND DESCRIPTION OF PRO FORMA ADJUSTMENTS ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



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



WEIRTON STEEL CORPORATION
Notes to Pro Forma Condensed Consolidated Financial Statements

NOTE 1

BASIS OF PRESENTATION

The pro forma condensed consolidated financial statements of Weirton Steel Corporation (the "Company") present the effects of the sale of a portion of the Company's interest in MetalSite L.P. ("MetalSite") and MetalSite General Partner, LLC (the "General Partner"). The pro forma adjustments present both the impact of the reduction in Weirton's ownership interests in MetalSite and the General Partner and the accounting for Weirton's interest, which had previously been consolidated, under the equity method of accounting due to the loss of a controlling interest in the General Partner.

NOTE 2

PRO FORMA INCOME STATEMENT ADJUSTMENTS

The pro forma condensed consolidated income statements present the pro forma results as though the sale of the Company's interest in MetalSite and the General Partner had occurred on January 1, 1998. Pro forma adjustments for the year ended December 31, 1998 and the nine months ended September 30, 1999 include the following;

(1) Pro forma adjustments to deconsolidate MetalSite and the General Partner. The pro forma sale of a portion of the Company's interest in MetalSite and the General Partner would have reduced the Company's ownership interest to less than 50%, but more than 20% of each entity. The pro forma results therefore reflect accounting for the Company's interests in MetalSite and the General Partner under the equity method of accounting.

(2) A pro forma reduction in the Company's loss from unconsolidated subsidiaries. The deconsolidation of the Company's interest in MetalSite resulted in additional losses from unconsolidated subsidiaries for the year ended December 31, 1998 and the nine months ended September 30, 1999. The amount of the losses from unconsolidated subsidiaries associated with MetalSite and the General Partner have been reduced by the portion of the losses that would have been allocated to ICG had the transaction occurred on January 1, 1998.

(3) A pro forma adjustments to reclassify and reduce the developmental expenses incurred by the Company prior to the formation of MetalSite. MetalSite was legally formed on November 15, 1998. Form January 1, 1998 until November 15, 1998, the Company incurred $3.1 million in developmental expenses related to MetalSite. The pro forma adjustments assume that a legal partnership was formed between the Company and ICG on January 1, 1998. Therefore, the amounts incurred by the Company for the period from January 1, 1998 to November 15, 1998 are reclassified from selling general and administrative expense to loss from unconsolidated subsidiary. The amounts are also reduced by $1.4 million or 44.42% to reflect allocation of the expenses to ICG.

The gain from the sale of the Company's interests in MetalSite and the General Partner, which totaled $170.1 million, were excluded from December 31, 1998 income statement. Management anticipates that this cash may be used to refinance existing debt agreements, to increase capital spending or for other corporate purposes. However, management had no firm commitments for changes to existing debt arrangements and associated repayment structures nor did management have any firm commitments for changes to the Company's capital plan. Therefore, the income statement does not include any pro forma effects on interest expense, depreciation expense, interest income nor any other effect resulting from the use of the proceeds from the sale. Additionally, the Company has excluded from the income statement the pro forma impact on profit sharing and the relating income tax effect related to the aforementioned gain.

NOTE 3

PRO FORMA BALANCE SHEET ADJUSTMENTS

The pro forma condensed consolidated balance sheet includes the effects of the sale of the Company's interest in MetalSite and the General Partner as if the sale had occurred on September 30, 1999. The pro forma condensed consolidated balance sheet adjustments as of September 30, 1999 include the following:

(1) Pro forma adjustments to deconsolidate the balances of MetalSite and the General Partner from the balances of the Company.

(2) A pro forma cash adjustment to reflect the receipt of cash proceeds of $170.1 million. This includes $30.0 million in cash proceeds received from ICG and the net proceeds from the sale of 852,631 shares of common stock of ICG which were received as consideration for the transaction and liquidation in the market on that same day.

(3) A pro forma increase in the Company's income taxes payable and a reduction of the companies deferred tax assets. The impact was computed at an effective tax rate of 19.0%.

(4) A pro forma adjustment to reflect a $11.6 liability associated with the Company's profit sharing plan.

(5) A pro forma adjustment to retained earnings to reflect the gain on the sale of the Company's interest in MetalSite and the General Partner less the impact on the Company's tax and profit sharing provisions resulted from the $170.2 million gain from the transaction.





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
c.  Exhibits

    2.1 Securities Purchase Agreement dated as of December 28, 1999 between Weirton Steel Corporation and Internet Capital Group, Inc. (Incorporated by reference to Exhibit 2.1 to Internet Capital Group Inc.'s Current Report on form 8-K for event of December 29, 1999, Commission File No. 0-26929).

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     WEIRTON STEEL CORPORATION
                                              Registrant

                                     By /s/ Mark E. Kaplan
                                       --------------------------
                                            Mark E. Kaplan
                                     Principal Accounting Officer
                                            March 15, 2000


                                 EXHIBIT INDEX

Exhibit No.

2.1 Securities Purchase Agreement dated as of December 28, 1999 between Weirton Steel Corporation and Internet Capital Group, Inc. (Incorporated by reference to Exhibit 2.1 to Internet Capital Group Inc.'s Current Report on form 8-K for event of December 29, 1999, Commission File No. 0-26929).



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